Exhibit 4.4

Officers’ Certificate
Pursuant to Sections 201, 301 and 303 of the Indenture

Dated: July 13, 2021

The undersigned, Christie B. Kelly, Executive Vice President, Chief Financial Officer and Treasurer, and Michelle Bushore, Executive Vice President, Chief Legal Officer, General Counsel and Secretary, of Realty Income Corporation, a Maryland corporation (the “Company”), hereby certify as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of October 28, 1998 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), including Sections 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not conditions set forth in the Indenture relating to the establishment of the title and terms of the Company’s 1.125% Notes due 2027 (the “2027 Notes”), which will constitute a new series of the Company’s debt securities under the Indenture, and the title and terms of the Company’s 1.750% Notes due 2033 (the “2033 Notes” and, together with the 2027 Notes, the “Securities”), which will also constitute a new series of the Company’s debt securities under the Indenture, and the respective forms of certificate evidencing the Securities of each such series have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Securities of each such series have been complied with, certify that (i) the title and terms of the Securities of each such series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company on June 3, 2021 and June 15, 2021 (the “Resolutions”) and such terms are set forth and incorporated by reference in Annex A-1 hereto (in the case of the 2027 Notes) and Annex A-2 hereto (in the case of the 2033 Notes), (ii) the respective forms of certificate evidencing the Securities of each such series were established by the undersigned pursuant to authority delegated to them by the Resolutions and shall be in substantially the form attached hereto as Annex B-1 (in the case of the 2027 Notes) and Annex B-2 hereto (in the case of the 2033 Notes) (it being understood that, in the event that the Securities of either such series are ever issued in definitive certificated form, the legends appearing on the first page of the form of certificate evidencing the Securities of such series may be removed), (iii) a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Company and are in full force and effect in the form adopted on the date hereof, are attached as Annex C hereto and are also attached as an exhibit to the Certificate of the Secretary of the Company of even date herewith, (iv) the form, title and terms of the Securities of each such series have been established pursuant to and in accordance with Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 201, 301 and 303 of the Indenture) relating to the establishment of the title and terms of the Securities of each such series, the respective forms of certificate evidencing the Securities of each such series and the execution, authentication and delivery of the Securities of each such series have been complied with and (v) to the best knowledge of the undersigned, no Event of Default (as defined in the Indenture) has occurred and is continuing with respect to the Securities of either such series.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

/s/ Christie B. Kelly
Christie B. Kelly
Executive Vice President, Chief Financial Officer and Treasurer

/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary

Signature Page to Officers’ Certificate

Pursuant to Sections 201, 301 and 303 of the Indenture

ANNEX A-1

Terms of the 1.125% Notes due 2027

For purposes of this Annex A-1, the term “Securities” shall have the meaning set forth in Section (1) below, the term “Form of Security” means the form of certificate evidencing the Securities of the series established hereby that is attached as Annex B-1 to the Officers’ Certificate of which this Annex A-1 is a part; the term “Indenture” means the Indenture dated as of October 28, 1998 between the Company and the Trustee, as amended or supplemented from time to time (including as provided in this Annex A-1), and including the terms of the Securities of the series established hereby set forth and incorporated by reference in this Annex A-1; the terms “U.S. dollars,” “USD” and “$” mean “Dollars” (as defined in the Indenture); and the terms “sterling” “£” and “GBP” mean the lawful currency of the United Kingdom. Other capitalized terms that are used in this Annex A-1 and not otherwise defined in this Annex A-1 but that are defined in the Indenture have the same respective meanings as in the Indenture.

(1)                 A series of debt securities is hereby established under the Indenture, and such series of debt securities shall be known and designated as the “1.125% Notes due 2027” (the “Securities”).

(2)                 The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to £400,000,000, except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture; provided, however, that such series of Securities may be re-opened by the Company from time to time for the issuance of additional Securities of such series, so long as any such additional Securities of such series have the same form and terms (other than, if applicable, the offering price, underwriting or other discounts and commissions, the original date of issuance, the first date on which interest thereon shall be payable and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Securities of such series theretofore issued; provided, however, that, notwithstanding the foregoing, such series of Securities may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Securities of such series pursuant to Section 1402 and 1403, respectively, of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3)                 The Securities of such series are issuable only as Registered Securities without coupons and (notwithstanding anything to the contrary in the Indenture) may, but need not, bear a corporate seal. The Securities of such series shall initially be issued in book-entry form and represented by one or more permanent Global Securities of such series, the initial Common Depositary (as defined in the Form of Security) for the Global Securities of such series shall be The Bank of New York Mellon, London Branch, as Common Depositary for Clearstream (as defined in the Form of Security) and Euroclear (as defined in the Form of Security), and the depositary arrangements shall be those employed by Euroclear, Clearstream and the Common Depositary from time to time. Notwithstanding the foregoing, certificated Securities of such series in definitive form (“Certificated Securities”) may be issued in exchange for Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture (as amended and supplemented as provided in this Annex A-1).

(4)                 The Securities of such series shall be sold by the Company to the several underwriters named in the Purchase Agreement dated July 8, 2021 at a price equal to 98.680% of the principal amount thereof. The initial price to public of the Securities of such series shall be 99.305% of the principal amount thereof, plus accrued interest from July 13, 2021 if settlement occurs after that date. Underwriting discounts and commissions shall be 0.625% of the principal amount of the Securities of such series.

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(5)                 The final maturity date of the Securities of such series on which the principal thereof is due and payable shall be July 13, 2027.

(6)                 The interest rate on the Securities of such series, the manner in which the amount of interest payable on the Securities of such series shall be calculated, the Persons to whom interest on the Securities of such series shall be payable and the Interest Payment Dates and the Regular Record Dates of the Securities of such series shall all be as set forth in the Form of Security.

(7)                 London, England is hereby designated as a Place of Payment for the Securities of such series (provided that, anything in the Indenture (including, without limitation, Sections 305 and 1002 thereof) to the contrary notwithstanding, the Company shall not be required to maintain an office or agency for the registration of transfer or exchange of the Securities of such series, nor shall it be required to maintain a Security Register or Security Registrar for the Securities of such series, in London, England), and the place in London, England where the principal of, premium, if any, and interest on, and Additional Amounts (as defined below), if any, in respect of, the Securities of such series shall be payable shall be the office or agency maintained by the Company for such purpose in London, England from time to time, which shall initially be an office of The Bank of New York Mellon, London Branch in London, England, which on the date hereof is located at The Bank of New York Mellon, London Branch, One Canada Square, London E14 5AL, England. In addition, the Company shall maintain an office or agency in Chicago, Illinois where Securities of such series may be surrendered for the registration of transfer or exchange, where a Security Register and Security Registrar for the Securities of such series shall be maintained, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served, which office or agency shall initially be an office of the Trustee in Chicago, Illinois, which on the date hereof is located at The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 700, Chicago, Illinois 60602; provided, that, so long as any Certificated Securities of such series are outstanding, the Borough of Manhattan, The City of New York shall also be a Place of Payment for the Securities of such series and the Company will maintain an office or agency in the Borough of Manhattan, The City of New York where the principal of and premium, if any, and interest on, and Additional Amounts, if any, in respect of the Securities of such series shall be payable, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served.

(8)                The Securities of such series are redeemable at the option of the Company at the times and on the terms and subject to the conditions set forth in the Form of Security and the Indenture. If less than all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series) are to be redeemed, the Securities of such series (or portions thereof) to be redeemed shall be selected, in the case of Securities of such series in book-entry form evidenced by one or more Global Securities, in accordance with the applicable procedures of Euroclear, Clearstream or the Common Depositary, as applicable, or, in the case of any Certificated Securities of such series, by such method as the Trustee shall deem fair and appropriate, all as further provided in the Indenture, and, for the avoidance of doubt, it is understood and agreed that the foregoing selection of Securities of such series (or portions thereof) for redemption shall be made from among all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series), treated as a single class. No Security of such series shall be redeemed in part unless the unredeemed principal amount of such Security is an authorized denomination as set forth in Section (10) below.

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(9)                 The Securities of such series shall not be repayable or redeemable at the option of the Holders prior to the final maturity date of the principal thereof (except as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

(10)               The Securities of such series shall be issuable in minimum denominations of £100,000 and integral multiples of £1,000 in excess thereof.

(11)               The Trustee shall be the initial trustee, Security Registrar and transfer agent for the Securities of such series in Chicago, Illinois. The Bank of New York Mellon, London Branch shall be the initial Paying Agent for the Securities of such series in London, England.

(12)               The entire outstanding principal amount of the Securities of such series shall be payable upon declaration of acceleration of the maturity of the Securities of such series pursuant to Section 502 of the Indenture.

(13)               The Securities of such series shall be denominated in GBP and, except under the circumstances set forth in the Form of Security, payment of the principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Securities of such series shall be made in GBP.

(14)              Other than (i) for purposes of calculating (if applicable) any Redemption Price pursuant to the terms set forth in the Form of Security and (ii) currency exchange rates that may be used to convert amounts payable on the Securities of such series into other currencies if amounts payable on the Securities of such series shall become payable in a currency other than GBP under the circumstances set forth in the Form of Security, the amount of payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, on the Securities of such series shall not be determined with reference to an index, formula or other similar method.

(15)               Neither the Company nor the Holders of the Securities of such series shall have any right to elect the currency in which payments on the Securities of such series are made.

(16)               With respect to the Securities of such series, in addition to the covenants of the Company set forth in the Indenture, the covenants set forth in the Form of Security under the caption “Additional Covenants” (collectively, the “Additional Covenants”) shall be and hereby are added to the Indenture for the benefit of the Securities of such series and the Holders of the Securities of such series, and the Additional Covenants, together with the defined terms set forth in the Form of Security under the caption “Certain Additional Definitions” (the “Additional Definitions”), are hereby incorporated by reference in and made a part of this Annex A-1 and the Indenture as if set forth in full herein and therein; provided that the Additional Covenants and Additional Definitions incorporated by reference in this Annex A-1 and the Indenture, and set forth in the Securities of such series, shall only be applicable with respect to the Securities of such series; provided, further, that except as set forth in Section (24) below, the definition of “Subsidiary” set forth in the Form of Security shall only be applicable with respect to the Additional Covenants and the Additional Definitions incorporated by reference in this Annex A-1 and the Indenture and set forth in the Securities of such series.

(17)               The Securities of such series will not be issuable as Bearer Securities, and temporary global certificates will not be issued.

(18)               Except as otherwise provided in the Indenture with respect to the payment of Defaulted Interest on the Securities of such series, interest payable on any Security of such series on an Interest Payment Date (as such term is defined in the Form of Security) for the Securities of such series shall be payable only to the Person in whose name that Security (or one or more Predecessor Securities of such series) is registered at the close of business on the Regular Record Date (as such term is defined in the Form of Security) for such interest.

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(19)               Subject to the provisions of the immediately succeeding paragraph, Sections 1402 and 1403 of the Indenture shall apply to the Securities of such series, provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Section 1402 and 1403, respectively, only with respect to all (and not less than all) of the Outstanding Securities of such series and (ii) in addition to the covenants specifically referred to by section number in Section 1403 of the Indenture (insofar as such covenants apply to the Securities of such series), the Additional Covenants applicable to the Securities of such series shall also be subject to covenant defeasance pursuant to Section 1403.

Notwithstanding any discharge of the Indenture with respect to the Securities of such series pursuant to Section 401 of the Indenture or any defeasance or covenant defeasance with respect to the Securities of such series pursuant to Article Fourteen of the Indenture, and without limitation to any of the provisions of the Indenture which, as provided in Section 401 or Article Fourteen of the Indenture, as applicable, shall also survive any such discharge, defeasance or covenant defeasance, as the case may be, the provisions set forth in the Form of Security under the caption “Payment of Additional Amounts” (including, without limitation, the obligation of the Company to pay Additional Amounts) shall survive any such discharge, defeasance or covenant defeasance, as the case may be, and remain in full force and effect and shall also survive any transfer by a Holder or beneficial owner of its Securities of such series or its beneficial interest in Global Securities of such series.

(20)               The Securities of such series will be authenticated and delivered as provided in Section 303 of the Indenture; provided that, notwithstanding anything in Section 303 or elsewhere in the Indenture to the contrary, the Securities of such series may, but need not, be executed under the Company’s corporate seal (or a facsimile thereof).

(21)               The Company shall be required to pay Additional Amounts with respect to the Securities of such series on the terms and subject to the conditions set forth in the Form of Security.

(22)               The Securities of such series shall not be convertible or exchangeable into Common Stock or Preferred Stock.

(23)               The Securities of such series will be senior obligations of the Company.

(24)               Insofar as Section 801 of the Indenture is applicable to the Securities of such series, the term “Subsidiary,” as such term is used in Section 801(2) of the Indenture, shall have the meaning set forth in the Form of Security (instead of the meaning set forth in Section 101 of the Indenture), and the term “indebtedness,” as used in Section 801(2) of the Indenture, shall be deemed to include, without limitation, “Debt” and “Secured Debt” (as such terms are defined in the Form of Security).

(25)               The provisions of Section 1011 of the Indenture shall be applicable with respect to any term, provision or condition set forth in the Additional Covenants applicable to the Securities of such series, in addition to any term, provision and condition set forth in Sections 1004 to 1008, inclusive, of the Indenture to the extent applicable with respect to the Securities of such series.

(26)               The Securities of such series shall have such other terms and provisions as are set forth in the Form of Security, all of which terms and provisions are incorporated by reference in and made a part of this Annex A-1 and the Indenture as if set forth in full herein and therein.

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(27)               As used in the Indenture with respect to the Securities of such series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(28)               Payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, Global Securities of such series will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee. In the event that any Securities of such series are issued in the form of Certificated Securities of such series, payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, such Certificated Securities of such series shall be made in the manner set forth in the Form of Security and in the Indenture.

(29)               The following provisions of the Indenture are hereby amended, amended and restated, deleted or supplemented, as the case may be, as set forth below, provided that such amendments, amendments and restatements, deletions and supplements shall only be applicable insofar as the Indenture relates to the Securities of such series and shall not be applicable with respect to any other series of debt securities issued under the Indenture:

(a)                 The definition of the term “Additional Amounts” appearing in Section 101 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Section 101 of the Indenture.

(b)                 The definition of the term “Business Day” appearing in Section 101 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Section 101 of the Indenture;

(c)                 The definition of the term “CEDEL” appearing in Section 101 of the Indenture is amended and restated to read in full as follows:

“ “Clearstream” means Clearstream Banking S.A. or any successor securities clearing agency thereto.”

All other references to “CEDEL” appearing in the Indenture are hereby amended to refer instead to “Clearstream”.

(d)                 The definition of the term “Common Depositary” appearing in Sections 101 and 304 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Sections 101 and 304 of the Indenture.

(e)                 The definition of the term “Euroclear” appearing in Section 101 of the Indenture is hereby amended and restated to read in full as follows:

“ “Euroclear” means Euroclear Bank SA/NV or any successor securities clearing agency thereto.”

(f)                  The definition of “Government Obligations” appearing in Section 101 of the Indenture is hereby amended by replacing the words “United States” wherever such words appear in such definition with the words “United States of America”.

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(g)                Clause (ii) of the proviso appearing in the definition of the term “Outstanding” in Section 101 of the Indenture is hereby amended and restated to read in full as follows:

“(ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be Outstanding for such purpose shall be equal to the Dollar equivalent of such principal amount, determined as of the second business day prior to the date of determining whether Holders of the requisite principal amount of Outstanding Securities have given such request, demand, authorization, direction, notice, consent or waiver or whether a quorum is present or the date of such calculation, as applicable;”

(h)                Section 101 of the Indenture is hereby supplemented by adding the following definition in appropriate alphabetical order:

““Sterling,” “£” and “GBP” mean the lawful currency of the United Kingdom.”

(i)                  The definitions of the terms “United States” and “United States Person” appearing in Section 101 of the Indenture shall have the respective meanings set forth in the Form of Security, instead of the meanings set forth in the respective definitions of such terms in Section 101 of the Indenture.

(j)                  Notwithstanding the provisions of the last paragraph of Section 203 of the Indenture, the Global Securities shall not bear the legend set forth in such paragraph but shall instead bear the legends appearing on the Form of Security or such other or additional legends as may be required or permitted by the Common Depositary, Euroclear or Clearstream from time to time.

(k)                The first three sentences of the fifth paragraph of Section 305 of the Indenture are hereby deleted and replaced with the following:

“Notwithstanding the foregoing, except as otherwise specified pursuant to Section 301 of this Indenture, any permanent Global Security shall be exchangeable and transferable only as provided in this paragraph. A Global Security may be transferred, in whole but not in part, only to the Common Depositary for such Global Security or a nominee of the Common Depositary, or by a nominee of the Common Depositary to the Common Depositary, or to a successor Common Depositary for such Global Security or a nominee of such successor Common Depositary. If at any time (i) Euroclear or Clearstream notifies the Company that it is unwilling or unable to continue as a clearing agency for the Global Securities of any series or if Euroclear or Clearstream ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended (or any successor thereto), at any time when it is required to be so registered in order to act as a clearing agency for the Global Securities of such series and in either such case a successor clearing agency is not appointed within 90 days after the Company receives such notice or learns of such ineligibility, (ii) the Company determines that the Securities of such series shall no longer be represented by Global Securities and executes and delivers to the Trustee an Officers’ Certificate to such effect or (iii) an Event of Default with respect to the Securities of such series shall have occurred and be continuing and beneficial owners representing a majority in aggregate principal amount of the Outstanding Securities of such series advise Euroclear and Clearstream to cease acting as clearing agencies for the Global Securities of such series, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Securities of like series, rank, tenor and other terms in definitive form in an aggregate principal amount equal to the aggregate principal amount of such Global Securities. Any Securities of such series in definitive form issued in exchange for beneficial interests in Global Securities of such series shall be issued in authorized denominations and will be registered in such name or names as Euroclear or Clearstream, as applicable, shall instruct the Security Registrar for the Securities of such series.”

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(l)                  The Global Securities of such series need not include the provision that would otherwise be required by the third paragraph of Section 307 of the Indenture.

(m)               Section 704 is hereby amended by replacing the word “semiannually” each time it appears in such Section with the word “annually”.

(n)                Section 801 of the Indenture is hereby amended by replacing the words “United States” appearing in such Section with the words “United States of America”.

(o)                 The provisions of the last paragraph of Section 1002 of the Indenture shall not be applicable with respect to the Securities of such series unless the Company shall have effected defeasance or covenant defeasance of the Securities of such series pursuant to Article Fourteen of the Indenture and thereafter a Conversion Event shall have occurred with respect to the Securities of such series, in which case the Company shall maintain an exchange rate agent to determine the market exchange rate referred to in the second paragraph of Section 1405 of the Indenture for so long as such Conversion Event shall be continuing. Such exchange rate agent shall be a financial institution or a financial services firm (or a subsidiary of either of the foregoing) of recognized standing appointed by the Company.

(p)                Section 1002 of the Indenture is hereby supplemented by adding the following paragraph immediately after the last paragraph that currently appears in such Section:

“If the Securities of any series shall become or be payable in a currency (the “new currency”) other than the currency in which the Securities of such series were originally payable, the Company shall maintain an office or agency where the Securities of such series may be presented or surrendered for payment and where notices and demands to or upon the Company in respect of the Securities of such series and the Indenture may be served in a major financial center or major city (selected by the Company in its reasonable discretion) in the country which issues such new currency and maintain such office or agency for so long as the Securities of such series are payable in such new currency or, if no single country is the issuer of such new currency, in a major financial center or major city (selected by the Company in its reasonable discretion) in such country as the Company shall in its reasonable discretion deem appropriate, and such financial center or city, as applicable, shall be deemed a Place of Payment for the Securities of such series so long as the Securities of such series shall be payable in such new currency (except that the Company shall not be required to maintain an office or agency in such Place of Payment where Securities of such series may be surrendered for registration of transfer or exchange or a Securities Registrar or Securities Register in such Place of Payment); provided that the foregoing provisions of this sentence shall not affect the obligations of the Company to maintain an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where a Securities Register or Securities Registrar shall be maintained, or where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served, as the case may be, in such place or places as may be required pursuant to the terms of the Securities of such series or this Indenture.”

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(q)                Section 1010 of the Indenture is hereby amended by deleting the words “except in the case of Section 502(1)” appearing in the first paragraph of such Section and by adding the following proviso at the end of the first paragraph of such Section immediately after the words “express mention is not made” and immediately before the period at the end of such paragraph:

“; provided that, notwithstanding the foregoing and also notwithstanding anything in the Indenture to the contrary, if the Securities of any series (a) provide for the payment of Additional Amounts and (b) further provide that such Additional Amounts, if any, shall be paid as additional interest on the Securities of such series, then the references to “principal” and “premium” appearing in clause (2) of the first paragraph of Section 501, clause (1)(B) of the second paragraph of Section 502 and clause (2) of the first paragraph of Section 503 of this Indenture shall not include any Additional Amounts that may be payable in respect of the principal of or premium, if any, on the Securities of such series, and instead the references to Additional Amounts appearing in clause (1) of the first paragraph of Section 501, clause (1)(A) of the second paragraph of Section 502 and clause (1) of the first paragraph of Section 503 of this Indenture shall include all Additional Amounts payable in respect of the Securities of such series (including, without limitation, Additional Amounts payable in respect of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, the Securities of such series).”

(r)                 Section 1010 of the Indenture is hereby amended and supplemented by deleting the last paragraph of such Section and inserting the following two new paragraphs immediately after the first paragraph of such Section, such two new paragraphs to read in full as follows:

“If the Securities of any series provide for the payment of Additional Amount and the Company becomes aware that any deduction or withholding for or on account of any tax, duty, assessment or other governmental charge set forth or provided for in the Securities of such series shall be required with respect to payments on such Securities, the Company will deliver to the Trustee and each Paying Agent on a date that is at least 30 days prior to the date such deduction or withholding will be required (unless the obligation to deduct or withhold such taxes, assessments, duties or other governmental charges arises less than 30 days prior to that date that such deduction or withholding will be required, in which case the Company shall notify the Trustee and each Paying Agent promptly after the Company becomes aware that such requirement has arisen) an Officers’ Certificate stating the fact that such deduction or withholding for or on account of any such taxes, duties, assessments or other governmental charges will be required and specifying by country the amount, if any, required to be withheld on or deducted from such payments to the Holders of Securities of that series or related coupons. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned Officers’ Certificate, then the Trustee or such Paying Agent, as applicable shall be entitled (1) to assume that no such withholding or deduction is required with respect to any payment of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of the Securities of such series until such time as it shall have received an Officers’ Certificate advising otherwise and (2) to make all payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Securities of such series and related coupons without withholding or deductions until otherwise advised.”

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“If the Securities of any series provide for the payment of Additional Amounts and if, at the time of deposit of any funds or Government Obligations as contemplated by Section 401 or Section 1404 of this Indenture in connection with the satisfaction and discharge, defeasance or covenant defeasance of the Securities of such series, the Company is required, or is aware that it will be required, to pay Additional Amounts in respect of any principal of, or premium, if any, or interest on, or Additional Amounts in respect of, the Securities of such series, then the funds and, if applicable, Government Securities so deposited must also be sufficient to pay and discharge such Additional Amounts as and when the same shall become due and payable in accordance with the terms of this Indenture and the Securities of such series.”

(s)                 The first sentence of Section 1104 of the Indenture is hereby amended by replacing the reference to “30 days” with “15 days”.

(t)                 Clause (10) of the third paragraph of Section 1104 of the Indenture is hereby amended and restated to read in full as follows:

“(10) the ISIN number, CUSIP number and Common Code of such Securities, if any; and”.

(u)                Article One of the Indenture is hereby supplemented by adding a new Section 115 and a new Section 116, which shall appear in the following order immediately after Section 114 of the Indenture and shall read in full as follows:

“SECTION 115.                      ELECTRONIC SIGNATURES; CORPORATE SEAL

“The words “execution,” “signed,” “signature,” and words of like import in this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and, except as otherwise set forth in the proviso to the last sentence of this Section 115, electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronically transmitted signatures, electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature that is delivered physically or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing and anything in this Indenture to the contrary notwithstanding, but subject, however, to the proviso to this sentence, (a) any Security, supplemental indenture, Officers’ Certificate, Company Order, Company Request, Opinion of Counsel or other opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 303 or elsewhere in this Indenture to the execution, attestation or authentication of any Security, coupon or certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats; provided that, notwithstanding the foregoing, no Security, coupon, Officers’ Certificate delivered pursuant to Section 201, 301 or 303 of this Indenture, Company Order delivered pursuant to Section 303 of this Indenture or supplemental indenture may be executed or attested by DocuSign, AdobeSign or other electronic signature and no certificate of authentication on any Security may be executed by DocuSign, AdobeSign or other electronic signature and, as provided in the last paragraph of Section 303 of the Indenture, each certificate of authentication must be executed by the Trustee by manual signature of an authorized signatory.

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“SECTION 116.	ELECTRONIC INSTRUCTIONS

“The Trustee shall have the right to accept and act upon instructions from the Company, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“ Relevant Officers”) and containing specimen signatures of such Relevant Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or bad faith.  The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by a Relevant Officer listed on the incumbency certificate provided to the Trustee have been sent by such Relevant Officer.  The Company shall be responsible for ensuring that only Relevant Officers transmit such Instructions to the Trustee and that the Company and all Relevant Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding that such directions conflict or are inconsistent with a subsequent written instruction, other than losses, costs or expenses arising from the Trustee’s negligence or bad faith.  The Company agrees: (i) to assume (in the absence of negligence or bad faith on the part of the Trustee) all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to the Trustee a commercially reasonable degree of protection in light of its particular needs and circumstances ; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

“As used in this Section 116, "Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“The foregoing provisions of this Section 116 shall not limit the provisions of Section 115 but are subject to the prohibition on the use of DocuSign, AdobeSign or other electronic signatures under the circumstances set forth in Section 115.”

(30)          Anything in the Indenture, the Form of Security or this Annex A-1 to the contrary notwithstanding, in the event of any conflict between the terms set forth in the Form of Security and the terms set forth in this Annex A-1, the terms set forth in the Form of Security shall govern, and in the event of any conflict between the terms set forth in the Form of Security or this Annex A-1, on the one hand, and the terms set forth in the Indenture, on the other hand, the terms of the Form of Security or this Annex A-1, as applicable, shall govern.

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ANNEX A-2

Terms of the 1.750% Notes due 2033

For purposes of this Annex A-2, the term “Securities” shall have the meaning set forth in Section (1) below, the term “Form of Security” means the form of certificate evidencing the Securities of the series established hereby that is attached as Annex B-2 to the Officers’ Certificate of which this Annex A-2 is a part; the term “Indenture” means the Indenture dated as of October 28, 1998 between the Company and the Trustee, as amended or supplemented from time to time (including as provided in this Annex A-2), and including the terms of the Securities of the series established hereby set forth and incorporated by reference in this Annex A-2; the terms “U.S. dollars,” “USD” and “$” mean “Dollars” (as defined in the Indenture); and the terms “sterling” “£” and “GBP” mean the lawful currency of the United Kingdom. Other capitalized terms that are used in this Annex A-2 and not otherwise defined in this Annex A-2 but that are defined in the Indenture have the same respective meanings as in the Indenture.

(1)           A series of debt securities is hereby established under the Indenture, and such series of debt securities shall be known and designated as the “1.750% Notes due 2033” (the “Securities”).

(2)           The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to £350,000,000, except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture; provided, however, that such series of Securities may be re-opened by the Company from time to time for the issuance of additional Securities of such series, so long as any such additional Securities of such series have the same form and terms (other than, if applicable, the offering price, underwriting or other discounts and commissions, the original date of issuance, the first date on which interest thereon shall be payable and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Securities of such series theretofore issued; provided, however, that, notwithstanding the foregoing, such series of Securities may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Securities of such series pursuant to Section 1402 and 1403, respectively, of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3)           The Securities of such series are issuable only as Registered Securities without coupons and (notwithstanding anything to the contrary in the Indenture) may, but need not, bear a corporate seal. The Securities of such series shall initially be issued in book-entry form and represented by one or more permanent Global Securities of such series, the initial Common Depositary (as defined in the Form of Security) for the Global Securities of such series shall be The Bank of New York Mellon, London Branch, as Common Depositary for Clearstream (as defined in the Form of Security) and Euroclear (as defined in the Form of Security), and the depositary arrangements shall be those employed by Euroclear, Clearstream and the Common Depositary from time to time. Notwithstanding the foregoing, certificated Securities of such series in definitive form (“Certificated Securities”) may be issued in exchange for Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture (as amended and supplemented as provided in this Annex A-2).

(4)           The Securities of such series shall be sold by the Company to the several underwriters named in the Purchase Agreement dated July 8, 2021 at a price equal to 99.217% of the principal amount thereof. The initial price to public of the Securities of such series shall be 99.842% of the principal amount thereof, plus accrued interest from July 13, 2021 if settlement occurs after that date. Underwriting discounts and commissions shall be 0.625% of the principal amount of the Securities of such series.

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(5)           The final maturity date of the Securities of such series on which the principal thereof is due and payable shall be July 13, 2033.

(6)           The interest rate on the Securities of such series, the manner in which the amount of interest payable on the Securities of such series shall be calculated, the Persons to whom interest on the Securities of such series shall be payable and the Interest Payment Dates and the Regular Record Dates of the Securities of such series shall all be as set forth in the Form of Security.

(7)           London, England is hereby designated as a Place of Payment for the Securities of such series (provided that, anything in the Indenture (including, without limitation, Sections 305 and 1002 thereof) to the contrary notwithstanding, the Company shall not be required to maintain an office or agency for the registration of transfer or exchange of the Securities of such series, nor shall it be required to maintain a Security Register or Security Registrar for the Securities of such series, in London, England), and the place in London, England where the principal of, premium, if any, and interest on, and Additional Amounts (as defined below), if any, in respect of, the Securities of such series shall be payable shall be the office or agency maintained by the Company for such purpose in London, England from time to time, which shall initially be an office of The Bank of New York Mellon, London Branch in London, England, which on the date hereof is located at The Bank of New York Mellon, London Branch, One Canada Square, London E14 5AL, England. In addition, the Company shall maintain an office or agency in Chicago, Illinois where Securities of such series may be surrendered for the registration of transfer or exchange, where a Security Register and Security Registrar for the Securities of such series shall be maintained, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served, which office or agency shall initially be an office of the Trustee in Chicago, Illinois, which on the date hereof is located at The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 700, Chicago, Illinois 60602; provided, that, so long as any Certificated Securities of such series are outstanding, the Borough of Manhattan, The City of New York shall also be a Place of Payment for the Securities of such series and the Company will maintain an office or agency in the Borough of Manhattan, The City of New York where the principal of and premium, if any, and interest on, and Additional Amounts, if any, in respect of the Securities of such series shall be payable, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served.

(8)           The Securities of such series are redeemable at the option of the Company at the times and on the terms and subject to the conditions set forth in the Form of Security and the Indenture. If less than all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series) are to be redeemed, the Securities of such series (or portions thereof) to be redeemed shall be selected, in the case of Securities of such series in book-entry form evidenced by one or more Global Securities, in accordance with the applicable procedures of Euroclear, Clearstream or the Common Depositary, as applicable, or, in the case of any Certificated Securities of such series, by such method as the Trustee shall deem fair and appropriate, all as further provided in the Indenture, and, for the avoidance of doubt, it is understood and agreed that the foregoing selection of Securities of such series (or portions thereof) for redemption shall be made from among all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series), treated as a single class. No Security of such series shall be redeemed in part unless the unredeemed principal amount of such Security is an authorized denomination as set forth in Section (10) below.

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(9)           The Securities of such series shall not be repayable or redeemable at the option of the Holders prior to the final maturity date of the principal thereof (except as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

(10)         The Securities of such series shall be issuable in minimum denominations of £100,000 and integral multiples of £1,000 in excess thereof.

(11)         The Trustee shall be the initial trustee, Security Registrar and transfer agent for the Securities of such series in Chicago, Illinois. The Bank of New York Mellon, London Branch shall be the initial Paying Agent for the Securities of such series in London, England.

(12)         The entire outstanding principal amount of the Securities of such series shall be payable upon declaration of acceleration of the maturity of the Securities of such series pursuant to Section 502 of the Indenture.

(13)         The Securities of such series shall be denominated in GBP and, except under the circumstances set forth in the Form of Security, payment of the principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Securities of such series shall be made in GBP.

(14)         Other than (i) for purposes of calculating (if applicable) any Redemption Price pursuant to the terms set forth in the Form of Security and (ii) currency exchange rates that may be used to convert amounts payable on the Securities of such series into other currencies if amounts payable on the Securities of such series shall become payable in a currency other than GBP under the circumstances set forth in the Form of Security, the amount of payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, on the Securities of such series shall not be determined with reference to an index, formula or other similar method.

(15)         Neither the Company nor the Holders of the Securities of such series shall have any right to elect the currency in which payments on the Securities of such series are made.

(16)         With respect to the Securities of such series, in addition to the covenants of the Company set forth in the Indenture, the covenants set forth in the Form of Security under the caption “Additional Covenants” (collectively, the “Additional Covenants”) shall be and hereby are added to the Indenture for the benefit of the Securities of such series and the Holders of the Securities of such series, and the Additional Covenants, together with the defined terms set forth in the Form of Security under the caption “Certain Additional Definitions” (the “Additional Definitions”), are hereby incorporated by reference in and made a part of this Annex A-2 and the Indenture as if set forth in full herein and therein; provided that the Additional Covenants and Additional Definitions incorporated by reference in this Annex A-2 and the Indenture, and set forth in the Securities of such series, shall only be applicable with respect to the Securities of such series; provided, further, that except as set forth in Section (24) below, the definition of “Subsidiary” set forth in the Form of Security shall only be applicable with respect to the Additional Covenants and the Additional Definitions incorporated by reference in this Annex A-2 and the Indenture and set forth in the Securities of such series.

(17)         The Securities of such series will not be issuable as Bearer Securities, and temporary global certificates will not be issued.

(18)         Except as otherwise provided in the Indenture with respect to the payment of Defaulted Interest on the Securities of such series, interest payable on any Security of such series on an Interest Payment Date (as such term is defined in the Form of Security) for the Securities of such series shall be payable only to the Person in whose name that Security (or one or more Predecessor Securities of such series) is registered at the close of business on the Regular Record Date (as such term is defined in the Form of Security) for such interest.

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(19)         Subject to the provisions of the immediately succeeding paragraph, Sections 1402 and 1403 of the Indenture shall apply to the Securities of such series, provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Section 1402 and 1403, respectively, only with respect to all (and not less than all) of the Outstanding Securities of such series and (ii) in addition to the covenants specifically referred to by section number in Section 1403 of the Indenture (insofar as such covenants apply to the Securities of such series), the Additional Covenants applicable to the Securities of such series shall also be subject to covenant defeasance pursuant to Section 1403.

Notwithstanding any discharge of the Indenture with respect to the Securities of such series pursuant to Section 401 of the Indenture or any defeasance or covenant defeasance with respect to the Securities of such series pursuant to Article Fourteen of the Indenture, and without limitation to any of the provisions of the Indenture which, as provided in Section 401 or Article Fourteen of the Indenture, as applicable, shall also survive any such discharge, defeasance or covenant defeasance, as the case may be, the provisions set forth in the Form of Security under the caption “Payment of Additional Amounts” (including, without limitation, the obligation of the Company to pay Additional Amounts) shall survive any such discharge, defeasance or covenant defeasance, as the case may be, and remain in full force and effect and shall also survive any transfer by a Holder or beneficial owner of its Securities of such series or its beneficial interest in Global Securities of such series.

(20)         The Securities of such series will be authenticated and delivered as provided in Section 303 of the Indenture; provided that, notwithstanding anything in Section 303 or elsewhere in the Indenture to the contrary, the Securities of such series may, but need not, be executed under the Company’s corporate seal (or a facsimile thereof).

(21)         The Company shall be required to pay Additional Amounts with respect to the Securities of such series on the terms and subject to the conditions set forth in the Form of Security.

(22)         The Securities of such series shall not be convertible or exchangeable into Common Stock or Preferred Stock.

(23)         The Securities of such series will be senior obligations of the Company.

(24)         Insofar as Section 801 of the Indenture is applicable to the Securities of such series, the term “Subsidiary,” as such term is used in Section 801(2) of the Indenture, shall have the meaning set forth in the Form of Security (instead of the meaning set forth in Section 101 of the Indenture), and the term “indebtedness,” as used in Section 801(2) of the Indenture, shall be deemed to include, without limitation, “Debt” and “Secured Debt” (as such terms are defined in the Form of Security).

(25)         The provisions of Section 1011 of the Indenture shall be applicable with respect to any term, provision or condition set forth in the Additional Covenants applicable to the Securities of such series, in addition to any term, provision and condition set forth in Sections 1004 to 1008, inclusive, of the Indenture to the extent applicable with respect to the Securities of such series.

(26)         The Securities of such series shall have such other terms and provisions as are set forth in the Form of Security, all of which terms and provisions are incorporated by reference in and made a part of this Annex A-2 and the Indenture as if set forth in full herein and therein.

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(27)         As used in the Indenture with respect to the Securities of such series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(28)         Payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, Global Securities of such series will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee. In the event that any Securities of such series are issued in the form of Certificated Securities of such series, payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, such Certificated Securities of such series shall be made in the manner set forth in the Form of Security and in the Indenture.

(29)         The following provisions of the Indenture are hereby amended, amended and restated, deleted or supplemented, as the case may be, as set forth below, provided that such amendments, amendments and restatements, deletions and supplements shall only be applicable insofar as the Indenture relates to the Securities of such series and shall not be applicable with respect to any other series of debt securities issued under the Indenture:

(a)           The definition of the term “Additional Amounts” appearing in Section 101 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Section 101 of the Indenture.

(b)           The definition of the term “Business Day” appearing in Section 101 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Section 101 of the Indenture;

(c)           The definition of the term “CEDEL” appearing in Section 101 of the Indenture is amended and restated to read in full as follows:

 “ “Clearstream” means Clearstream Banking S.A. or any successor securities clearing agency thereto.”

All other references to “CEDEL” appearing in the Indenture are hereby amended to refer instead to “Clearstream”.

(d)           The definition of the term “Common Depositary” appearing in Sections 101 and 304 of the Indenture shall have the meaning set forth in the Form of Security instead of the meaning set forth in the definition of such term in Sections 101 and 304 of the Indenture.

(e)           The definition of the term “Euroclear” appearing in Section 101 of the Indenture is hereby amended and restated to read in full as follows:

 “ “Euroclear” means Euroclear Bank SA/NV or any successor securities clearing agency thereto.”

(f)            The definition of “Government Obligations” appearing in Section 101 of the Indenture is hereby amended by replacing the words “United States” wherever such words appear in such definition with the words “United States of America”.

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(g)           Clause (ii) of the proviso appearing in the definition of the term “Outstanding” in Section 101 of the Indenture is hereby amended and restated to read in full as follows:

“(ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be Outstanding for such purpose shall be equal to the Dollar equivalent of such principal amount, determined as of the second business day prior to the date of determining whether Holders of the requisite principal amount of Outstanding Securities have given such request, demand, authorization, direction, notice, consent or waiver or whether a quorum is present or the date of such calculation, as applicable;”

(h)           Section 101 of the Indenture is hereby supplemented by adding the following definition in appropriate alphabetical order:

 ““Sterling,” “£” and “GBP” mean the lawful currency of the United Kingdom.”

(i)            The definitions of the terms “United States” and “United States Person” appearing in Section 101 of the Indenture shall have the respective meanings set forth in the Form of Security, instead of the meanings set forth in the respective definitions of such terms in Section 101 of the Indenture.

(j)            Notwithstanding the provisions of the last paragraph of Section 203 of the Indenture, the Global Securities shall not bear the legend set forth in such paragraph but shall instead bear the legends appearing on the Form of Security or such other or additional legends as may be required or permitted by the Common Depositary, Euroclear or Clearstream from time to time.

(k)           The first three sentences of the fifth paragraph of Section 305 of the Indenture are hereby deleted and replaced with the following:

“Notwithstanding the foregoing, except as otherwise specified pursuant to Section 301 of this Indenture, any permanent Global Security shall be exchangeable and transferable only as provided in this paragraph. A Global Security may be transferred, in whole but not in part, only to the Common Depositary for such Global Security or a nominee of the Common Depositary, or by a nominee of the Common Depositary to the Common Depositary, or to a successor Common Depositary for such Global Security or a nominee of such successor Common Depositary. If at any time (i) Euroclear or Clearstream notifies the Company that it is unwilling or unable to continue as a clearing agency for the Global Securities of any series or if Euroclear or Clearstream ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended (or any successor thereto), at any time when it is required to be so registered in order to act as a clearing agency for the Global Securities of such series and in either such case a successor clearing agency is not appointed within 90 days after the Company receives such notice or learns of such ineligibility, (ii) the Company determines that the Securities of such series shall no longer be represented by Global Securities and executes and delivers to the Trustee an Officers’ Certificate to such effect or (iii) an Event of Default with respect to the Securities of such series shall have occurred and be continuing and beneficial owners representing a majority in aggregate principal amount of the Outstanding Securities of such series advise Euroclear and Clearstream to cease acting as clearing agencies for the Global Securities of such series, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Securities of like series, rank, tenor and other terms in definitive form in an aggregate principal amount equal to the aggregate principal amount of such Global Securities. Any Securities of such series in definitive form issued in exchange for beneficial interests in Global Securities of such series shall be issued in authorized denominations and will be registered in such name or names as Euroclear or Clearstream, as applicable, shall instruct the Security Registrar for the Securities of such series.”

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(l)            The Global Securities of such series need not include the provision that would otherwise be required by the third paragraph of Section 307 of the Indenture.

(m)          Section 704 is hereby amended by replacing the word “semiannually” each time it appears in such Section with the word “annually”.

(n)           Section 801 of the Indenture is hereby amended by replacing the words “United States” appearing in such Section with the words “United States of America”.

(o)           The provisions of the last paragraph of Section 1002 of the Indenture shall not be applicable with respect to the Securities of such series unless the Company shall have effected defeasance or covenant defeasance of the Securities of such series pursuant to Article Fourteen of the Indenture and thereafter a Conversion Event shall have occurred with respect to the Securities of such series, in which case the Company shall maintain an exchange rate agent to determine the market exchange rate referred to in the second paragraph of Section 1405 of the Indenture for so long as such Conversion Event shall be continuing. Such exchange rate agent shall be a financial institution or a financial services firm (or a subsidiary of either of the foregoing) of recognized standing appointed by the Company.

(p)           Section 1002 of the Indenture is hereby supplemented by adding the following paragraph immediately after the last paragraph that currently appears in such Section:

“If the Securities of any series shall become or be payable in a currency (the “new currency”) other than the currency in which the Securities of such series were originally payable, the Company shall maintain an office or agency where the Securities of such series may be presented or surrendered for payment and where notices and demands to or upon the Company in respect of the Securities of such series and the Indenture may be served in a major financial center or major city (selected by the Company in its reasonable discretion) in the country which issues such new currency and maintain such office or agency for so long as the Securities of such series are payable in such new currency or, if no single country is the issuer of such new currency, in a major financial center or major city (selected by the Company in its reasonable discretion) in such country as the Company shall in its reasonable discretion deem appropriate, and such financial center or city, as applicable, shall be deemed a Place of Payment for the Securities of such series so long as the Securities of such series shall be payable in such new currency (except that the Company shall not be required to maintain an office or agency in such Place of Payment where Securities of such series may be surrendered for registration of transfer or exchange or a Securities Registrar or Securities Register in such Place of Payment); provided that the foregoing provisions of this sentence shall not affect the obligations of the Company to maintain an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where a Securities Register or Securities Registrar shall be maintained, or where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served, as the case may be, in such place or places as may be required pursuant to the terms of the Securities of such series or this Indenture.”

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(q)           Section 1010 of the Indenture is hereby amended by deleting the words “except in the case of Section 502(1)” appearing in the first paragraph of such Section and by adding the following proviso at the end of the first paragraph of such Section immediately after the words “express mention is not made” and immediately before the period at the end of such paragraph:

 “; provided that, notwithstanding the foregoing and also notwithstanding anything in the Indenture to the contrary, if the Securities of any series (a) provide for the payment of Additional Amounts and (b) further provide that such Additional Amounts, if any, shall be paid as additional interest on the Securities of such series, then the references to “principal” and “premium” appearing in clause (2) of the first paragraph of Section 501, clause (1)(B) of the second paragraph of Section 502 and clause (2) of the first paragraph of Section 503 of this Indenture shall not include any Additional Amounts that may be payable in respect of the principal of or premium, if any, on the Securities of such series, and instead the references to Additional Amounts appearing in clause (1) of the first paragraph of Section 501, clause (1)(A) of the second paragraph of Section 502 and clause (1) of the first paragraph of Section 503 of this Indenture shall include all Additional Amounts payable in respect of the Securities of such series (including, without limitation, Additional Amounts payable in respect of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, the Securities of such series).”

(r)            Section 1010 of the Indenture is hereby amended and supplemented by deleting the last paragraph of such Section and inserting the following two new paragraphs immediately after the first paragraph of such Section, such two new paragraphs to read in full as follows:

“If the Securities of any series provide for the payment of Additional Amount and the Company becomes aware that any deduction or withholding for or on account of any tax, duty, assessment or other governmental charge set forth or provided for in the Securities of such series shall be required with respect to payments on such Securities, the Company will deliver to the Trustee and each Paying Agent on a date that is at least 30 days prior to the date such deduction or withholding will be required (unless the obligation to deduct or withhold such taxes, assessments, duties or other governmental charges arises less than 30 days prior to that date that such deduction or withholding will be required, in which case the Company shall notify the Trustee and each Paying Agent promptly after the Company becomes aware that such requirement has arisen) an Officers’ Certificate stating the fact that such deduction or withholding for or on account of any such taxes, duties, assessments or other governmental charges will be required and specifying by country the amount, if any, required to be withheld on or deducted from such payments to the Holders of Securities of that series or related coupons. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned Officers’ Certificate, then the Trustee or such Paying Agent, as applicable shall be entitled (1) to assume that no such withholding or deduction is required with respect to any payment of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of the Securities of such series until such time as it shall have received an Officers’ Certificate advising otherwise and (2) to make all payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Securities of such series and related coupons without withholding or deductions until otherwise advised.”

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“If the Securities of any series provide for the payment of Additional Amounts and if, at the time of deposit of any funds or Government Obligations as contemplated by Section 401 or Section 1404 of this Indenture in connection with the satisfaction and discharge, defeasance or covenant defeasance of the Securities of such series, the Company is required, or is aware that it will be required, to pay Additional Amounts in respect of any principal of, or premium, if any, or interest on, or Additional Amounts in respect of, the Securities of such series, then the funds and, if applicable, Government Securities so deposited must also be sufficient to pay and discharge such Additional Amounts as and when the same shall become due and payable in accordance with the terms of this Indenture and the Securities of such series.”

(s)           The first sentence of Section 1104 of the Indenture is hereby amended by replacing the reference to “30 days” with “15 days”.

(t)            Clause (10) of the third paragraph of Section 1104 of the Indenture is hereby amended and restated to read in full as follows:

 “(10)    the ISIN number, CUSIP number and Common Code of such Securities, if any; and”.

(u)           Article One of the Indenture is hereby supplemented by adding a new Section 115 and a new Section 116, which shall appear in the following order immediately after Section 114 of the Indenture and shall read in full as follows:

“SECTION 115	ELECTRONIC SIGNATURES; CORPORATE SEAL

“The words “execution,” “signed,” “signature,” and words of like import in this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and, except as otherwise set forth in the proviso to the last sentence of this Section 115, electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronically transmitted signatures, electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature that is delivered physically or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing and anything in this Indenture to the contrary notwithstanding, but subject, however, to the proviso to this sentence, (a) any Security, supplemental indenture, Officers’ Certificate, Company Order, Company Request, Opinion of Counsel or other opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 303 or elsewhere in this Indenture to the execution, attestation or authentication of any Security, coupon or certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats; provided that, notwithstanding the foregoing, no Security, coupon, Officers’ Certificate delivered pursuant to Section 201, 301 or 303 of this Indenture, Company Order delivered pursuant to Section 303 of this Indenture or supplemental indenture may be executed or attested by DocuSign, AdobeSign or other electronic signature and no certificate of authentication on any Security may be executed by DocuSign, AdobeSign or other electronic signature and, as provided in the last paragraph of Section 303 of the Indenture, each certificate of authentication must be executed by the Trustee by manual signature of an authorized signatory.

9

“SECTION 116.	ELECTRONIC INSTRUCTIONS

“The Trustee shall have the right to accept and act upon instructions from the Company, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“ Relevant Officers”) and containing specimen signatures of such Relevant Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or bad faith.  The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by a Relevant Officer listed on the incumbency certificate provided to the Trustee have been sent by such Relevant Officer.  The Company shall be responsible for ensuring that only Relevant Officers transmit such Instructions to the Trustee and that the Company and all Relevant Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding that such directions conflict or are inconsistent with a subsequent written instruction, other than losses, costs or expenses arising from the Trustee’s negligence or bad faith.  The Company agrees: (i) to assume (in the absence of negligence or bad faith on the part of the Trustee) all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to the Trustee a commercially reasonable degree of protection in light of its particular needs and circumstances ; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

“As used in this Section 116, "Electronic Means" shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“The foregoing provisions of this Section 116 shall not limit the provisions of Section 115 but are subject to the prohibition on the use of DocuSign, AdobeSign or other electronic signatures under the circumstances set forth in Section 115.”

(30)         Anything in the Indenture, the Form of Security or this Annex A-2 to the contrary notwithstanding, in the event of any conflict between the terms set forth in the Form of Security and the terms set forth in this Annex A-2, the terms set forth in the Form of Security shall govern, and in the event of any conflict between the terms set forth in the Form of Security or this Annex A-2, on the one hand, and the terms set forth in the Indenture, on the other hand, the terms of the Form of Security or this Annex A-2, as applicable, shall govern.

10

ANNEX B-1

Form of 1.125% Note due 2027

[FOR GLOBAL SECURITIES—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE OF A COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE CERTIFICATED FORM AS AFORESAID, MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY OR BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR ITS NOMINEE.]

[FOR GLOBAL SECURITIES—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR,” WHICH TERM INCLUDES ANY SUCCESSOR SECURITIES CLEARING AGENCY THERETO) OR CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” WHICH TERM INCLUDES ANY SUCCESSOR CLEARING AGENCY THERETO, AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]

PRINCIPAL AMOUNT: £

REGISTERED NO.: R-

CUSIP NO.: 756109 BB9

ISIN NO.: XS 2364124409

Common Code: 236412440

REALTY INCOME CORPORATION

1.125% NOTES DUE 2027

Realty Income Corporation, a Maryland corporation (the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of                Pounds Sterling (as defined below) on July 13, 2027 (the “Final Maturity Date”), and to pay interest thereon from and including July 13, 2021, or from and including the most recent date to which interest has been paid or duly provided for, annually in arrears on July 13 of each year (each, an “Interest Payment Date”), commencing July 13, 2022, at the rate of 1.125% per annum, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (as defined below) (or one or more Predecessor Securities) is registered in the Security Register applicable to the Notes at the close of business on the Regular Record Date (as defined below) immediately preceding such Interest Payment Date (regardless of whether such Regular Record Date is a Business Day (as defined below)). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including July 13, 2021 if no interest has been paid on the Notes) to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any principal of, premium, if any, or interest on, or Additional Amounts (as defined below), if any, in respect of, any of the Notes is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium, interest or Additional Amounts, as the case may be, shall bear interest, until paid or until such payment is duly provided for, at the rate of 1.125% per annum.

If any Interest Payment Date, the Final Maturity Date, any Redemption Date, any Maturity or any other date on which the principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, a Note becomes due and payable falls on a day that is not a Business Day, the required payment may be made on the next succeeding Business Day with the same force and effect as if it were made on such Interest Payment Date, Final Maturity Date, Redemption Date, Maturity or other date on which any such amount becomes due and payable and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, Final Maturity Date, Redemption Date, Maturity or other date on which any such amount becomes due and payable, as the case may be.

Except as provided in the next paragraph and in the proviso to this sentence, all payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Notes will be made in GBP (as defined below); provided that if GBP is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes will be made in Dollars until GBP is again available to the Company. In such circumstances, the amount payable on any date in GBP will be converted into Dollars at the rate mandated by the Board of Governors of the U.S. Federal Reserve System (or any successor thereto) as of the close of business on the second Business Day prior to the relevant payment date or, if the Board of Governors of the U.S. Federal Reserve System (or any successor thereto) has not mandated a rate of conversion, on the basis of the most recent Dollar/GBP exchange rate published in The Wall Street Journal (or any successor thereto) on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in Dollars under such circumstances will not constitute an Event of Default with respect to the Notes under the Indenture. Neither the Trustee nor any Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Notes may also be payable in a currency other than GBP if (a) the Company effects defeasance or covenant defeasance with respect to the Notes pursuant to Article Fourteen of the Indenture and (b) thereafter a Conversion Event occurs with respect to GBP and shall be continuing, all as more fully provided in Section 1405 of the Indenture.

If this Note is a Global Security, all payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, this Note will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee. If this Note is not a Global Security (a “Certificated Note”), payments of interest on this Note may be made, at the Company’s option, by mailing a check to the address of the Person entitled thereto, as such address appears in the Security Register for the Notes, or by wire transfer to an account maintained by the payee, all on the terms set forth in the Indenture; provided, however, that a Holder of £4.0 million or more in aggregate principal amount of Certificated Notes will be entitled to receive payments of interest due on any Interest Payment Date by wire transfer of immediately available funds to an account specified by such Holder so long as such Holder has given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes at least 10 calendar days prior to the applicable Interest Payment Date. Any such wire transfer instructions will remain in effect until revoked by such Holder or until such Person ceases to be a Holder of £4.0 million or more in aggregate principal amount of Certificated Notes.

Payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, Certificated Notes that are due and payable on the Final Maturity Date, any Redemption Date, any Maturity or any other date on which principal of such Notes is due and payable will be made by wire transfer of immediately available funds to accounts specified by the Holders thereof, so long as such Holders have given appropriate wire transfer instructions to the Trustee or a Paying Agent, against surrender of such Notes to the Trustee or a Paying Agent; provided that installments of interest on Certificated Notes that are due and payable on any Interest Payment Date falling on or prior to such Final Maturity Date, Redemption Date, Maturity or other date on which principal of such Notes is payable will be paid in the manner described in the preceding paragraph to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Date according to the terms and provisions of the Notes and the Indenture.

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued as a series of Securities under an indenture dated as of October 28, 1998 (herein called, together with all indentures supplemental thereto, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Bank of New York), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the duly authorized series designated as the “1.125% Notes due 2027.” All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Optional Redemption

Prior to May 13, 2027 (the “Par Call Date”), the Notes may be redeemed at any time in whole or from time to time in part at the option of the Company at a Redemption Price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date), assuming that the Notes matured and that accrued and unpaid interest on the Notes was payable on the Par Call Date, discounted to such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate plus 15 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date.

On and after the Par Call Date, the Notes may be redeemed at any time in whole or from time to time in part at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to the applicable Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to a Redemption Date for the Notes will be payable to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Comparable Government Bond Rate” means, with respect to any Redemption Date for the Notes, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by Company, a United Kingdom government bond whose maturity is closest to the Par Call Date or, if such independent investment bank in its discretion determines that such similar bond is not in issue, such other United Kingdom government bond as such independent investment bank may, with the advice of the three brokers of, and/or market makers in, United Kingdom government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

Redemption for Changes in Taxes

If (1)(a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) or treaties of the United States (as defined below) or any political subdivision or taxing authority thereof or therein having power to tax (each, a “Relevant Taxing Jurisdiction”), or any change in, or amendment to, any official position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment becomes effective on or after July 8, 2021, the Company becomes or will become obligated to pay any Additional Amounts or (b) any act is taken by a Relevant Taxing Jurisdiction on or after July 8, 2021, whether or not such act is taken with respect to the Company or any affiliate of the Company, that results in a substantial probability that the Company will or may be required to pay any Additional Amounts, and (2) the Company determines, in its business judgment, that the obligation to pay Additional Amounts cannot be avoided by taking reasonable measures available to it, including by making payments through a different Paying Agent (provided that such reasonable measures do not include substitution of another entity as the obligor under the Notes), then the Company may, at its option, redeem the Notes, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest on the Notes to the applicable Redemption Date. Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to a Redemption Date for the Notes will be payable to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture. No redemption pursuant to this paragraph may be made unless the Company has received a written opinion of independent counsel to the effect that, as a result of such change or amendment the Company has become or will become obligated to pay, or that such act taken by a Relevant Taxing Jurisdiction has resulted in a substantial probability that the Company will or may be required to pay, any Additional Amounts, and the Company shall have delivered to the Trustee such legal opinion together with an Officers’ Certificate stating that, based on such opinion, the Company is entitled to redeem the Notes pursuant to the provisions described in this paragraph and the other provisions of the Notes and the Indenture. The Trustee shall be entitled to rely on such Officers’ Certificate and opinion of counsel as sufficient evidence of the existence and satisfaction of the conditions precedent as described above in this paragraph, in which event it will be conclusive and binding on the Holders of the Notes.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

Notice of Redemption

Notice of any redemption by the Company will be transmitted at least 15 days but not more than 60 days before the applicable Redemption Date to the Holders of Notes (or portions of Notes) to be redeemed.

Payment of Additional Amounts

All payments of principal of, and premium, if any, and interest on the Notes will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, assessment or other governmental charge of whatsoever nature (collectively, “Taxes”) imposed by any Relevant Taxing Jurisdiction, unless the withholding or deduction of such Taxes is required by law or the official interpretation or administration thereof.

In the event that any withholding or deduction from or on any payments on or in respect of the Notes for or on account of any Taxes is required by a Relevant Taxing Jurisdiction, the Company will, subject to the exceptions and limitations set forth below, pay, as additional interest on the Notes, such additional amounts (“Additional Amounts”) as will result in receipt by each holder of a Note that is not a United States Person (as defined below) of such amounts (after all such withholding or deduction, including from or on any Additional Amounts) as would have been received by such holder had no such withholding or deduction been required. The Company will not be required, however, to make any payment of Additional Amounts for or on account of:

(1) any Taxes that are imposed or withheld by reason of a holder of Notes (or the beneficial owner for whose benefit such holder holds such Note) (or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary holder) being considered as:

(a) being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10 percent shareholder” of the Company within the meaning of section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision;

(e) being a controlled foreign corporation that is related to the Company within the meaning of Section 864(d)(4) of the Code or any successor provision; or

(f) being or having been a bank receiving interest described in section 881(c)(3)(A) of the Code or any successor provision;

(2) any holder that is not the sole beneficial owner of the Note, or a portion thereof, or that is a fiduciary, limited liability company or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) any Taxes that are imposed or withheld by reason of the failure to (a) comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with a Relevant Taxing Jurisdiction of the holder or beneficial owner of such Note, if compliance is required by statute or by regulation of the Relevant Taxing Jurisdiction as a precondition to relief or exemption from such Taxes (including the submission, if applicable, of a United States Internal Revenue Service (“IRS”) Form W-8 (with any required attachments)) or (b) comply with any information gathering and reporting requirements or to take any similar action (including entering into any agreement with the IRS), in each case, that are required to obtain the maximum available exemption from withholding by a Relevant Taxing Jurisdiction that is available to payments received by or on behalf of the holder or beneficial owner;

(4) any Taxes that are imposed otherwise than by withholding from the payment;

(5) any Taxes that are imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) any Taxes required to be withheld by any Paying Agent from any payment of principal of, or premium, if any, or interest on, any Note, if such payment can be made without such withholding by any other Paying Agent;

(8) any Taxes that are imposed or levied by reason of the presentation (where presentation is required in order to receive payment) of such Notes for payment on a date more than 30 days after the date on which such payment became due and payable, except to the extent that the holder or beneficial owner thereof would have been entitled to Additional Amounts had the Notes been presented for payment on any date during such 30-day period;

(9) any backup withholding or any Taxes imposed under Sections 1471 through 1474 of the Code (or any successor provisions thereto), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any successor provision thereto), or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code (or any successor thereto); or

(10) any combination of any items (1) through (9).

Except as specifically provided under this caption “Payment of Additional Amounts,” the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein on any payment of principal of, premium, if any, or interest on, or Additional Amounts in respect of, the Notes.

If the Company becomes aware that it will be obligated to pay Additional Amounts with respect to any payment under or with respect to the Notes, the Company will deliver to the Trustee and each Paying Agent on a date that is at least 30 days prior to the date of that payment (unless the obligation to pay Additional Amounts arises less than 30 days prior to that payment date, in which case the Company shall notify the Trustee and each Paying Agent promptly after the Company becomes aware that such obligation has arisen) an Officers’ Certificate stating the fact that Additional Amounts will be payable and the amount to be so payable. The Officers’ Certificate must also set forth any other information reasonably necessary to enable the Paying Agents to pay such Additional Amounts to Holders on the relevant payment date. The Trustee and each Paying Agent shall be entitled to rely solely on such Officers’ Certificate as conclusive proof that such payments are necessary.

As used in this Note, the term “United States Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States Person under any applicable U.S. Treasury Regulations), any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust or one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

Except as otherwise provided in the proviso to this sentence, whenever there is mentioned, in any context, in the Notes the payment of principal of, or premium, if any, or interest on, or any other amounts payable in respect of, any Note or Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Notes or the Indenture, and express mention of the payment of Additional Amounts anywhere in the Notes shall not be construed as excluding Additional Amounts elsewhere in the Notes where such express mention is not made; provided that, notwithstanding the foregoing and also notwithstanding anything in the Indenture to the contrary, because, as set forth above under this caption “Payment of Additional Amounts,” the Company will pay Additional Amounts, if any, as additional interest on the Notes, the references to “principal” and “premium” appearing in clause (2) of the first paragraph of Section 501, clause (1)(B) of the second paragraph of Section 502 and clause (2) of the first paragraph of Section 503 of the Indenture shall not include any Additional Amounts that may be payable in respect of the principal of or premium, if any, on the Notes, and instead the references to Additional Amounts appearing in clause (1) of the first paragraph of Section 501, clause (1)(A) of the second paragraph of Section 502 and clause (1) of the first paragraph of Section 503 of the Indenture shall include all Additional Amounts payable in respect of the Notes (including, without limitation, Additional Amounts payable in respect of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, the Notes).

Notwithstanding any discharge of the Indenture with respect to the Notes pursuant to Section 401 of the Indenture or any defeasance or covenant defeasance with respect to the Notes pursuant to Article Fourteen of the Indenture, and without limitation to any of the provisions of the Indenture which, as provided in Section 401 or Article Fourteen, as applicable, of the Indenture shall survive any such discharge, defeasance or covenant defeasance, as the case may be, the provisions set forth under this caption “Payment of Additional Amounts” (including, without limitation, the obligation of the Company to pay Additional Amounts) shall survive any such discharge, defeasance or covenant defeasance, as the case may be, and remain in full force and effect and shall also survive any transfer by a Holder or beneficial owner of its Notes or its beneficial interest in Global Securities.

Defeasance; Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on the Notes and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note; provided that, as set forth in the immediately preceding paragraph and in the Indenture, certain provisions of the Notes and the Indenture will survive any such defeasance or covenant defeasance, as the case may be, and remain in full force and effect.

Additional Covenants

In addition to the covenants of the Company contained in the Indenture and elsewhere in this Note, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company’s Total Assets as of the end of the latest fiscal quarter covered in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Securities Exchange Act of 1934, as amended, with the Trustee) prior to the incurrence of such additional Debt and (ii) the increase, if any, in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the application of the proceeds of such additional Debt (such increase together with the Company’s Total Assets are referred to as the “Adjusted Total Assets”).

Limitation on Incurrence of Secured Debt. The Company will not, and will not permit any Subsidiary to, incur any Secured Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Secured Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Secured Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the Company’s Adjusted Total Assets.

Debt Service Coverage. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period) had occurred on the first day of such period, (ii) the repayment or retirement of any other Debt of the Company or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Debt under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) in the case of any acquisition or disposition by the Company or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation. If the Debt giving rise to the need to make the foregoing calculation or any other Debt incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Annual Debt Service Charge, the interest rate on such Debt shall be computed on a pro forma basis as if the average interest rate which would have been in effect during the entire such four-quarter period had been the applicable rate for the entire such period.

Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Company and its Subsidiaries, computed on a consolidated basis in accordance with GAAP.

Certain Additional Definitions

As used in this Note, the following terms have the meanings set forth below:

“Annual Debt Service Charge” as of any date means the amount which is expensed in any 12-month period for interest on Debt of the Company and its Subsidiaries.

“Business Day” means, unless otherwise expressly stated in this Note, any day, other than a Saturday or a Sunday, that is not a day on which banking institutions in The City of New York or in London, England are authorized or required by law, regulation or executive order to close.

“Clearstream” means Clearstream Banking S.A., including any successor securities clearing agency thereto.

“Common Depositary” means The Bank of New York Mellon, London Branch, as common depositary of the Notes for Clearstream and Euroclear, or any successor in such capacity.

“Consolidated Income Available for Debt Service” for any period means Consolidated Net Income plus, without duplication, amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provisions for taxes of the Company and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) provisions for impairment losses, (vi) increases in deferred taxes and other non-cash charges, (vii) charges resulting from a change in accounting principles, and (viii) charges for early extinguishment of debt, and less, without duplication, amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash items.

“Consolidated Interest Expense” for any period, and without duplication, means all interest (including the interest component of rentals on finance leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Debt” means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company’s consolidated balance sheet as a finance lease or as indebtedness in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on the Company’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than the Company or any Subsidiary) of the type referred to in (i), (ii), (iii) or (iv) above (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Euroclear” means Euroclear Bank SA/NV, including any successor securities clearing agency thereto.

“Executive Group” means, collectively, those individuals holding the offices of Chairman, Vice Chairman, Chief Executive Officer, President, Chief Operating Officer or any Vice President of the Company.

“GBP,” “Pounds Sterling” and “£” mean the lawful currency of the United Kingdom.

“Intercompany Debt” means indebtedness owed by the Company or any Subsidiary solely to the Company or any Subsidiary.

“Regular Record Date” means (i) in the case of Notes represented by a Global Security, the business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the applicable Interest Payment Date and (ii) in all other cases, the 15th day prior to the applicable Interest Payment Date.

“Secured Debt” means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, finance lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

“Subsidiary” means (i) any corporation, partnership, joint venture, limited liability company or other entity the majority of the shares, if any, of the non-voting capital stock or other equivalent ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by the Company, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except for directors’ qualifying shares) are at the time directly or indirectly owned by the Company, any other Subsidiary or Subsidiaries, and/or one or more individuals of the Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s), or such individuals’ successors in office as an officer of the Company), and (ii) any other entity the accounts of which are consolidated with the accounts of the Company. The foregoing definition of “Subsidiary” shall only be applicable with respect to the covenants set forth above under the captions “Additional Covenants—Limitation on Incurrence of Total Debt,” “Additional Covenants—Limitation on Incurrence of Secured Debt,” “Additional Covenants—Debt Service Coverage,” and “Additional Covenants—Maintenance of Total Unencumbered Assets,” this definition, the other definitions set forth herein under this caption “Certain Additional Definitions,” and, insofar as Section 801 of the Indenture is applicable to the Notes, the term “Subsidiary,” as that term is used in Section 801(2) of the Indenture, shall have the meaning set forth in this definition (instead of the meaning set forth in Section 101 of the Indenture).

“Total Assets” as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

“Total Unencumbered Assets” as of any date means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest, trust deed, deed of trust, deed to secure debt, security agreement, or other encumbrance of any kind (other than those relating to Intercompany Debt), including the value of any stock of any Subsidiary that is so encumbered, determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above under “Additional Covenants—Maintenance of Total Unencumbered Assets,” all investments in any Person that is not consolidated with the Company for financial reporting purposes in accordance with GAAP shall be excluded from Total Unencumbered Assets to the extent that such investment would otherwise have been included. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

“Undepreciated Real Estate Assets” as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

“Unsecured Debt” means Debt of the Company or any Subsidiary that is not Secured Debt.

Other

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, premium, if any, or interest on, or Additional Amounts, if any, in respect of, this Note on or after the respective due dates therefor.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, this Note at the times, places and rate, and in the amounts, coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in Chicago, Illinois and in such other places where the Company may from time to time maintain an office or agency for the registration of transfer and exchange of Notes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for the Notes duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of different authorized denominations, as requested by the Holder surrendering the same.

The Notes of this series are issuable only in registered form, without interest coupons, in denominations of £100,000 and integral multiples of £1,000 in excess thereof. No Note shall be redeemed in part unless the unredeemed principal amount of such Note is an authorized denomination as set forth in the immediately preceding sentence. No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on, or Additional Amounts, if any, in respect of, this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

The headings included in this Note are for convenience only and shall not affect the construction hereof.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

REALTY INCOME CORPORATION

By:
Name: Title:

Attest:

By:
Name:
Title:

[Company Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Trustee Authentication Page to Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of REALTY INCOME CORPORATION, and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guaranty
(Signature must be guaranteed by
a participant in a signature
guarantee medallion program)

ANNEX B-2

Form of 1.750% Note due 2033

[FOR GLOBAL SECURITIES—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE OF A COMMON DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE COMMON DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE CERTIFICATED FORM AS AFORESAID, MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE OF THE COMMON DEPOSITARY OR BY A NOMINEE OF THE COMMON DEPOSITARY TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR COMMON DEPOSITARY OR ITS NOMINEE.]

[FOR GLOBAL SECURITIES—UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR,” WHICH TERM INCLUDES ANY SUCCESSOR SECURITIES CLEARING AGENCY THERETO) OR CLEARSTREAM BANKING S.A. (“CLEARSTREAM,” WHICH TERM INCLUDES ANY SUCCESSOR CLEARING AGENCY THERETO, AND TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]

PRINCIPAL AMOUNT: £

REGISTERED NO.: R-

CUSIP NO.: 756109 BC7

ISIN NO.: XS 2364124664

Common Code: 236412466

REALTY INCOME CORPORATION

1.750% NOTES DUE 2033

Realty Income Corporation, a Maryland corporation (the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of               Pounds Sterling (as defined below) on July 13, 2033 (the “Final Maturity Date”), and to pay interest thereon from and including July 13, 2021, or from and including the most recent date to which interest has been paid or duly provided for, annually in arrears on July 13 of each year (each, an “Interest Payment Date”), commencing July 13, 2022, at the rate of 1.750% per annum, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (as defined below) (or one or more Predecessor Securities) is registered in the Security Register applicable to the Notes at the close of business on the Regular Record Date (as defined below) immediately preceding such Interest Payment Date (regardless of whether such Regular Record Date is a Business Day (as defined below)). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from and including July 13, 2021 if no interest has been paid on the Notes) to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. If any principal of, premium, if any, or interest on, or Additional Amounts (as defined below), if any, in respect of, any of the Notes is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium, interest or Additional Amounts, as the case may be, shall bear interest, until paid or until such payment is duly provided for, at the rate of 1.750% per annum.

1

If any Interest Payment Date, the Final Maturity Date, any Redemption Date, any Maturity or any other date on which the principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, a Note becomes due and payable falls on a day that is not a Business Day, the required payment may be made on the next succeeding Business Day with the same force and effect as if it were made on such Interest Payment Date, Final Maturity Date, Redemption Date, Maturity or other date on which any such amount becomes due and payable and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, Final Maturity Date, Redemption Date, Maturity or other date on which any such amount becomes due and payable, as the case may be.

Except as provided in the next paragraph and in the proviso to this sentence, all payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, the Notes will be made in GBP (as defined below); provided that if GBP is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes will be made in Dollars until GBP is again available to the Company. In such circumstances, the amount payable on any date in GBP will be converted into Dollars at the rate mandated by the Board of Governors of the U.S. Federal Reserve System (or any successor thereto) as of the close of business on the second Business Day prior to the relevant payment date or, if the Board of Governors of the U.S. Federal Reserve System (or any successor thereto) has not mandated a rate of conversion, on the basis of the most recent Dollar/GBP exchange rate published in The Wall Street Journal (or any successor thereto) on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in Dollars under such circumstances will not constitute an Event of Default with respect to the Notes under the Indenture. Neither the Trustee nor any Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Notes may also be payable in a currency other than GBP if (a) the Company effects defeasance or covenant defeasance with respect to the Notes pursuant to Article Fourteen of the Indenture and (b) thereafter a Conversion Event occurs with respect to GBP and shall be continuing, all as more fully provided in Section 1405 of the Indenture.

If this Note is a Global Security, all payments of principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, this Note will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee. If this Note is not a Global Security (a “Certificated Note”), payments of interest on this Note may be made, at the Company’s option, by mailing a check to the address of the Person entitled thereto, as such address appears in the Security Register for the Notes, or by wire transfer to an account maintained by the payee, all on the terms set forth in the Indenture; provided, however, that a Holder of £4.0 million or more in aggregate principal amount of Certificated Notes will be entitled to receive payments of interest due on any Interest Payment Date by wire transfer of immediately available funds to an account specified by such Holder so long as such Holder has given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes at least 10 calendar days prior to the applicable Interest Payment Date. Any such wire transfer instructions will remain in effect until revoked by such Holder or until such Person ceases to be a Holder of £4.0 million or more in aggregate principal amount of Certificated Notes.

2

Payments of principal of, and premium, if any, and interest on, and Additional Amounts, if any, in respect of, Certificated Notes that are due and payable on the Final Maturity Date, any Redemption Date, any Maturity or any other date on which principal of such Notes is due and payable will be made by wire transfer of immediately available funds to accounts specified by the Holders thereof, so long as such Holders have given appropriate wire transfer instructions to the Trustee or a Paying Agent, against surrender of such Notes to the Trustee or a Paying Agent; provided that installments of interest on Certificated Notes that are due and payable on any Interest Payment Date falling on or prior to such Final Maturity Date, Redemption Date, Maturity or other date on which principal of such Notes is payable will be paid in the manner described in the preceding paragraph to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Date according to the terms and provisions of the Notes and the Indenture.

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued as a series of Securities under an indenture dated as of October 28, 1998 (herein called, together with all indentures supplemental thereto, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Bank of New York), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the duly authorized series designated as the “1.750% Notes due 2033.” All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Optional Redemption

Prior to April 13, 2033 (the “Par Call Date”), the Notes may be redeemed at any time in whole or from time to time in part at the option of the Company at a Redemption Price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date), assuming that the Notes matured and that accrued and unpaid interest on the Notes was payable on the Par Call Date, discounted to such Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate plus 20 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date.

On and after the Par Call Date, the Notes may be redeemed at any time in whole or from time to time in part at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to the applicable Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to a Redemption Date for the Notes will be payable to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Comparable Government Bond Rate” means, with respect to any Redemption Date for the Notes, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

3

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by Company, a United Kingdom government bond whose maturity is closest to the Par Call Date or, if such independent investment bank in its discretion determines that such similar bond is not in issue, such other United Kingdom government bond as such independent investment bank may, with the advice of the three brokers of, and/or market makers in, United Kingdom government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

Redemption for Changes in Taxes

If (1)(a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) or treaties of the United States (as defined below) or any political subdivision or taxing authority thereof or therein having power to tax (each, a “Relevant Taxing Jurisdiction”), or any change in, or amendment to, any official position regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in published administrative practice), which change or amendment becomes effective on or after July 8, 2021, the Company becomes or will become obligated to pay any Additional Amounts or (b) any act is taken by a Relevant Taxing Jurisdiction on or after July 8, 2021, whether or not such act is taken with respect to the Company or any affiliate of the Company, that results in a substantial probability that the Company will or may be required to pay any Additional Amounts, and (2) the Company determines, in its business judgment, that the obligation to pay Additional Amounts cannot be avoided by taking reasonable measures available to it, including by making payments through a different Paying Agent (provided that such reasonable measures do not include substitution of another entity as the obligor under the Notes), then the Company may, at its option, redeem the Notes, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest on the Notes to the applicable Redemption Date. Notwithstanding the foregoing, installments of interest on Notes whose Stated Maturity is on or prior to a Redemption Date for the Notes will be payable to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture. No redemption pursuant to this paragraph may be made unless the Company has received a written opinion of independent counsel to the effect that, as a result of such change or amendment the Company has become or will become obligated to pay, or that such act taken by a Relevant Taxing Jurisdiction has resulted in a substantial probability that the Company will or may be required to pay, any Additional Amounts, and the Company shall have delivered to the Trustee such legal opinion together with an Officers’ Certificate stating that, based on such opinion, the Company is entitled to redeem the Notes pursuant to the provisions described in this paragraph and the other provisions of the Notes and the Indenture. The Trustee shall be entitled to rely on such Officers’ Certificate and opinion of counsel as sufficient evidence of the existence and satisfaction of the conditions precedent as described above in this paragraph, in which event it will be conclusive and binding on the Holders of the Notes.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

Notice of Redemption

Notice of any redemption by the Company will be transmitted at least 15 days but not more than 60 days before the applicable Redemption Date to the Holders of Notes (or portions of Notes) to be redeemed.

Payment of Additional Amounts

All payments of principal of, and premium, if any, and interest on the Notes will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, assessment or other governmental charge of whatsoever nature (collectively, “Taxes”) imposed by any Relevant Taxing Jurisdiction, unless the withholding or deduction of such Taxes is required by law or the official interpretation or administration thereof.

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In the event that any withholding or deduction from or on any payments on or in respect of the Notes for or on account of any Taxes is required by a Relevant Taxing Jurisdiction, the Company will, subject to the exceptions and limitations set forth below, pay, as additional interest on the Notes, such additional amounts (“Additional Amounts”) as will result in receipt by each holder of a Note that is not a United States Person (as defined below) of such amounts (after all such withholding or deduction, including from or on any Additional Amounts) as would have been received by such holder had no such withholding or deduction been required. The Company will not be required, however, to make any payment of Additional Amounts for or on account of:

(1) any Taxes that are imposed or withheld by reason of a holder of Notes (or the beneficial owner for whose benefit such holder holds such Note) (or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary holder) being considered as:

(a) being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10 percent shareholder” of the Company within the meaning of section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision;

(e) being a controlled foreign corporation that is related to the Company within the meaning of Section 864(d)(4) of the Code or any successor provision; or

(f) being or having been a bank receiving interest described in section 881(c)(3)(A) of the Code or any successor provision;

(2) any holder that is not the sole beneficial owner of the Note, or a portion thereof, or that is a fiduciary, limited liability company or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) any Taxes that are imposed or withheld by reason of the failure to (a) comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with a Relevant Taxing Jurisdiction of the holder or beneficial owner of such Note, if compliance is required by statute or by regulation of the Relevant Taxing Jurisdiction as a precondition to relief or exemption from such Taxes (including the submission, if applicable, of a United States Internal Revenue Service (“IRS”) Form W-8 (with any required attachments)) or (b) comply with any information gathering and reporting requirements or to take any similar action (including entering into any agreement with the IRS), in each case, that are required to obtain the maximum available exemption from withholding by a Relevant Taxing Jurisdiction that is available to payments received by or on behalf of the holder or beneficial owner;

(4) any Taxes that are imposed otherwise than by withholding from the payment;

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(5) any Taxes that are imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) any Taxes required to be withheld by any Paying Agent from any payment of principal of, or premium, if any, or interest on, any Note, if such payment can be made without such withholding by any other Paying Agent;

(8) any Taxes that are imposed or levied by reason of the presentation (where presentation is required in order to receive payment) of such Notes for payment on a date more than 30 days after the date on which such payment became due and payable, except to the extent that the holder or beneficial owner thereof would have been entitled to Additional Amounts had the Notes been presented for payment on any date during such 30-day period;

(9) any backup withholding or any Taxes imposed under Sections 1471 through 1474 of the Code (or any successor provisions thereto), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any successor provision thereto), or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code (or any successor thereto); or

(10) any combination of any items (1) through (9).

Except as specifically provided under this caption “Payment of Additional Amounts,” the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein on any payment of principal of, premium, if any, or interest on, or Additional Amounts in respect of, the Notes.

If the Company becomes aware that it will be obligated to pay Additional Amounts with respect to any payment under or with respect to the Notes, the Company will deliver to the Trustee and each Paying Agent on a date that is at least 30 days prior to the date of that payment (unless the obligation to pay Additional Amounts arises less than 30 days prior to that payment date, in which case the Company shall notify the Trustee and each Paying Agent promptly after the Company becomes aware that such obligation has arisen) an Officers’ Certificate stating the fact that Additional Amounts will be payable and the amount to be so payable. The Officers’ Certificate must also set forth any other information reasonably necessary to enable the Paying Agents to pay such Additional Amounts to Holders on the relevant payment date. The Trustee and each Paying Agent shall be entitled to rely solely on such Officers’ Certificate as conclusive proof that such payments are necessary.

As used in this Note, the term “United States Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States Person under any applicable U.S. Treasury Regulations), any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust or one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

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Except as otherwise provided in the proviso to this sentence, whenever there is mentioned, in any context, in the Notes the payment of principal of, or premium, if any, or interest on, or any other amounts payable in respect of, any Note or Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Notes or the Indenture, and express mention of the payment of Additional Amounts anywhere in the Notes shall not be construed as excluding Additional Amounts elsewhere in the Notes where such express mention is not made; provided that, notwithstanding the foregoing and also notwithstanding anything in the Indenture to the contrary, because, as set forth above under this caption “Payment of Additional Amounts,” the Company will pay Additional Amounts, if any, as additional interest on the Notes, the references to “principal” and “premium” appearing in clause (2) of the first paragraph of Section 501, clause (1)(B) of the second paragraph of Section 502 and clause (2) of the first paragraph of Section 503 of the Indenture shall not include any Additional Amounts that may be payable in respect of the principal of or premium, if any, on the Notes, and instead the references to Additional Amounts appearing in clause (1) of the first paragraph of Section 501, clause (1)(A) of the second paragraph of Section 502 and clause (1) of the first paragraph of Section 503 of the Indenture shall include all Additional Amounts payable in respect of the Notes (including, without limitation, Additional Amounts payable in respect of principal of, or premium, if any, or interest on, or Additional Amounts, if any, in respect of, the Notes).

Notwithstanding any discharge of the Indenture with respect to the Notes pursuant to Section 401 of the Indenture or any defeasance or covenant defeasance with respect to the Notes pursuant to Article Fourteen of the Indenture, and without limitation to any of the provisions of the Indenture which, as provided in Section 401 or Article Fourteen, as applicable, of the Indenture shall survive any such discharge, defeasance or covenant defeasance, as the case may be, the provisions set forth under this caption “Payment of Additional Amounts” (including, without limitation, the obligation of the Company to pay Additional Amounts) shall survive any such discharge, defeasance or covenant defeasance, as the case may be, and remain in full force and effect and shall also survive any transfer by a Holder or beneficial owner of its Notes or its beneficial interest in Global Securities.

Defeasance; Covenant Defeasance

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on the Notes and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note; provided that, as set forth in the immediately preceding paragraph and in the Indenture, certain provisions of the Notes and the Indenture will survive any such defeasance or covenant defeasance, as the case may be, and remain in full force and effect.

Additional Covenants

In addition to the covenants of the Company contained in the Indenture and elsewhere in this Note, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company’s Total Assets as of the end of the latest fiscal quarter covered in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Securities Exchange Act of 1934, as amended, with the Trustee) prior to the incurrence of such additional Debt and (ii) the increase, if any, in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the application of the proceeds of such additional Debt (such increase together with the Company’s Total Assets are referred to as the “Adjusted Total Assets”).

Limitation on Incurrence of Secured Debt. The Company will not, and will not permit any Subsidiary to, incur any Secured Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Secured Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Secured Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the Company’s Adjusted Total Assets.

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Debt Service Coverage. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period) had occurred on the first day of such period, (ii) the repayment or retirement of any other Debt of the Company or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Debt under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) in the case of any acquisition or disposition by the Company or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation. If the Debt giving rise to the need to make the foregoing calculation or any other Debt incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Annual Debt Service Charge, the interest rate on such Debt shall be computed on a pro forma basis as if the average interest rate which would have been in effect during the entire such four-quarter period had been the applicable rate for the entire such period.

Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Company and its Subsidiaries, computed on a consolidated basis in accordance with GAAP.

Certain Additional Definitions

As used in this Note, the following terms have the meanings set forth below:

“Annual Debt Service Charge” as of any date means the amount which is expensed in any 12-month period for interest on Debt of the Company and its Subsidiaries.

“Business Day” means, unless otherwise expressly stated in this Note, any day, other than a Saturday or a Sunday, that is not a day on which banking institutions in The City of New York or in London, England are authorized or required by law, regulation or executive order to close.

“Clearstream” means Clearstream Banking S.A., including any successor securities clearing agency thereto.

“Common Depositary” means The Bank of New York Mellon, London Branch, as common depositary of the Notes for Clearstream and Euroclear, or any successor in such capacity.

“Consolidated Income Available for Debt Service” for any period means Consolidated Net Income plus, without duplication, amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provisions for taxes of the Company and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) provisions for impairment losses, (vi) increases in deferred taxes and other non-cash charges, (vii) charges resulting from a change in accounting principles, and (viii) charges for early extinguishment of debt, and less, without duplication, amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash items.

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“Consolidated Interest Expense” for any period, and without duplication, means all interest (including the interest component of rentals on finance leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Debt” means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company’s consolidated balance sheet as a finance lease or as indebtedness in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on the Company’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than the Company or any Subsidiary) of the type referred to in (i), (ii), (iii) or (iv) above (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Euroclear” means Euroclear Bank SA/NV, including any successor securities clearing agency thereto.

“Executive Group” means, collectively, those individuals holding the offices of Chairman, Vice Chairman, Chief Executive Officer, President, Chief Operating Officer or any Vice President of the Company.

“GBP,” “Pounds Sterling” and “£” mean the lawful currency of the United Kingdom.

“Intercompany Debt” means indebtedness owed by the Company or any Subsidiary solely to the Company or any Subsidiary.

“Regular Record Date” means (i) in the case of Notes represented by a Global Security, the business day (for this purpose, a day on which Clearstream and Euroclear are open for business) immediately preceding the applicable Interest Payment Date and (ii) in all other cases, the 15th day prior to the applicable Interest Payment Date.

“Secured Debt” means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, finance lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

9

“Subsidiary” means (i) any corporation, partnership, joint venture, limited liability company or other entity the majority of the shares, if any, of the non-voting capital stock or other equivalent ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by the Company, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except for directors’ qualifying shares) are at the time directly or indirectly owned by the Company, any other Subsidiary or Subsidiaries, and/or one or more individuals of the Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s), or such individuals’ successors in office as an officer of the Company), and (ii) any other entity the accounts of which are consolidated with the accounts of the Company. The foregoing definition of “Subsidiary” shall only be applicable with respect to the covenants set forth above under the captions “Additional Covenants—Limitation on Incurrence of Total Debt,” “Additional Covenants—Limitation on Incurrence of Secured Debt,” “Additional Covenants—Debt Service Coverage,” and “Additional Covenants—Maintenance of Total Unencumbered Assets,” this definition, the other definitions set forth herein under this caption “Certain Additional Definitions,” and, insofar as Section 801 of the Indenture is applicable to the Notes, the term “Subsidiary,” as that term is used in Section 801(2) of the Indenture, shall have the meaning set forth in this definition (instead of the meaning set forth in Section 101 of the Indenture).

“Total Assets” as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

“Total Unencumbered Assets” as of any date means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest, trust deed, deed of trust, deed to secure debt, security agreement, or other encumbrance of any kind (other than those relating to Intercompany Debt), including the value of any stock of any Subsidiary that is so encumbered, determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above under “Additional Covenants—Maintenance of Total Unencumbered Assets,” all investments in any Person that is not consolidated with the Company for financial reporting purposes in accordance with GAAP shall be excluded from Total Unencumbered Assets to the extent that such investment would otherwise have been included. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

“Undepreciated Real Estate Assets” as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

“Unsecured Debt” means Debt of the Company or any Subsidiary that is not Secured Debt.

Other

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, premium, if any, or interest on, or Additional Amounts, if any, in respect of, this Note on or after the respective due dates therefor.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, and Additional Amounts, if any, in respect of, this Note at the times, places and rate, and in the amounts, coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in Chicago, Illinois and in such other places where the Company may from time to time maintain an office or agency for the registration of transfer and exchange of Notes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for the Notes duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of different authorized denominations, as requested by the Holder surrendering the same.

The Notes of this series are issuable only in registered form, without interest coupons, in denominations of £100,000 and integral multiples of £1,000 in excess thereof. No Note shall be redeemed in part unless the unredeemed principal amount of such Note is an authorized denomination as set forth in the immediately preceding sentence. No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on, or Additional Amounts, if any, in respect of, this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

The headings included in this Note are for convenience only and shall not affect the construction hereof.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

REALTY INCOME CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Company Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

 [Trustee Authentication Page to Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of REALTY INCOME CORPORATION, and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guaranty
(Signature must be guaranteed by
a participant in a signature
guarantee medallion program)